                                                                      Exhibit 17



                                 POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of each of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., and Columbia High Yield Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  January 27, 1995

                                        JAMES C. GEORGE
                                        ----------------------------------------
                                        James C. George

                                 POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., John A. Kemp, George L. Hanseth and James F. Rippey, as the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form N-1A for the registration of shares of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., or Columbia Municipal Bond Fund, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  February 17, 1992

                                        RICHARD L. WOOLWORTH
                                        ----------------------------------------
                                        Richard L. Woolworth

                                 POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., John A. Kemp, George L. Hanseth, and James F. Rippey, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign each Registration Statement on Form N-1A for the registration of shares of each of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., or Columbia Municipal Bond Fund, Inc., and any and all amendments (including post-effective amendments) thereto, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  April 21, 1992

                                        J. JERRY INSKEEP
                                        ----------------------------------------
                                        J. Jerry Inskeep

                                  POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints each of J. Jerry Inskeep, Jr., John A. Kemp, George L. Hanseth, and James F. Rippey, the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, in any and all capacities, to sign each Registration Statement on Form N-1A for the registration of shares of each of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., or Columbia Municipal Bond Fund, Inc., and any and all amendments (including post-effective amendments) thereto, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  April 21, 1992

                                        THOMAS R. MACKENZIE
                                        ----------------------------------------
                                        Thomas R. Mackenzie